READY. SET. GROW. MAXIMIZING YIELDS Investor Presentation February 2014 NYSE:UAN

The following information contains forward-looking statements based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors. Interested parties are cautioned not to put undue reliance on such forward- looking statements (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including those noted in the Company’s filings with the Securities and Exchange Commission. CVR Partners, LP assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Safe Harbor 2 NYSE:UAN

Overview & Strategic Factors • Solid long-term industry fundamentals • Strategically located assets • Fully utilized capacity & high run time rates • Feed stock benefits • Experienced management team • Multiple opportunities for growth -- Growth-oriented partnership formed by CVR Energy, Inc. in June 2007 … IPO in April 2011 -- -- General Partner has non-economic interest (no IDRs or management fees) -- -- Manufacturing facility produces ammonia and urea ammonium nitrate (UAN) -- -- Facility located in Coffeyville, KS … capacity to produce ~7% of annual UAN demand in U.S. -- 3 NYSE:UAN

P o u n d s ( lb s ) 0 2 4 6 8 10 1950 1970 1990 2010 2030 2050 B ill io n s World Population: 1950-2050 Source: USDA, Census Bureau, World Bank, http://data.worldbank.org/indicator/AG.LND.ARBL.HA.PC. He c ta re s P e r P e rs o n (1) World Farmland Per Capita 0.15 0.20 0.25 0.30 0.35 1970 1980 1990 2000 2010 4 NYSE:UAN Solid Industry Fundamentals Key Demand Drivers (1) 1.0 hectare equals 2.471 acres - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 Ethanol & By-Products Other Food, Seed & Industrial Feed & Residual Exports M ill io n s o f B u sh el s U.S. Corn Use ~40% of Total Use

• Nitrogen represents ~62% of fertilizer consumption • Nitrogen fertilizers have the most stable demand – Must be applied annually – Primary determinant of crop yield • Corn consumes the largest amount of nitrogen fertilizer Solid Industry Fundamentals Consistent Growth in Fertilizer Demand Potash Note: Nutrient Tons; Fertilizer Years. Source: International Fertilizer Industry Association; U.S. Bureau of the Census, International Data Base Phosphate Nitrogen Millions of Metric Tons Global Fertilizer Consumption Population (mid-year) Population in Millions 5 NYSE:UAN

Nitrogen Remains Small Portion of Farmer’s Cost Profile Solid Industry Fundamentals Farmer Profitability Supports Fertilizer Price 6 NYSE:UAN 0 1 2 3 4 5 6 7 8 9 2008 2009 2010 2011 2012 3.68 4.19 3.46 3.53 5.41 Note: Fixed Costs include labor, machinery, land, taxes, insurance, and other. U.S. Farmer Total Input Costs Input Costs and Prices per Harvested Bushel ($) Other Variable 11% Seed/Chemicals 18% Fixed Costs 46% % TOTAL (2012) CORN FUTURES* May 14: $4.59 Fertilizers 25% Corn Spot Prices 0 1 2 3 4 5 6 7 8 9 2008 2009 2010 2011 2012 2013 2014 Current $4.54* * As of February 20, 2014 Source: Capital IQ Price per Bushel ($) 2008-2012 Avg. $5.43 2013 Avg. $6.15 Dec 14: $4.64 High cost due to widespread drought, which resulted in harvested yield of 123.4 bu/ac (slide 10). Including insurance proceeds for damaged crops, collective profit for U.S. farmers in 2012 was one of the highest on record. * As of February 20, 2014 Source: Capital IQ

Solid Industry Fundamentals Supply/Demand Imbalance for Nitrogen in U.S. -4,000 -2,000 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 Production Imports Exports Consumption 0 0 0 ’s o f N it ro g en T o n s U.S. Nitrogen Production & Consumption Source: Fertecon. 7 NYSE:UAN • To meet demand requirements, U.S. has historically been net importer of nitrogen – 2000-2013 • Average 2.5 million tons per year • 22% of demand – 2013E • 3.6 million tons • 30% of demand • Anticipate U.S. will remain net importer of nitrogen despite expected capacity expansions

U.S. Net Imports of UAN were 23% of U.S. Demand in 2012 (1) Solid Industry Fundamentals Excess Demand Driving Net Imports of UAN Country 2008 2009 2010 2011 2012 Trinidad & Tobago 0 0 777 1,010 852 Russia 953 658 749 674 750 Canada 487 427 437 617 402 Romania 185 29 254 487 284 Egypt 174 0 123 117 221 Lithuania 431 69 79 489 395 Ukraine 173 0 73 30 0 Poland 123 0 0 0 0 Estonia 13 30 117 92 0 Netherlands 28 0 44 144 143 Bulgaria 58 0 33 21 109 Germany 13 69 30 153 81 Turkey 0 0 0 0 46 Rest of world 3 3 2 29 3 Total 2,641 1,285 2,718 3,853 3,286 U.S. Imports of UAN (000’s of UAN Tons) Source: USDA. 0 2,500 5,000 7,500 10,000 12,500 15,000 U.S. North America 2012 0 0 0 ’s o f U A N T o n s UAN Demand/Supply Source: Fertecon. U.S. North America 2008 Demand Production 8 NYSE:UAN (1) North American net imports of UAN were 21% of North American demand in 2012.

9 NYSE:UAN Solid Industry Fundamentals Fertilizer Prices Remain Attractive $0 $200 $400 $600 $800 $1,000 2008 2009 2010 2011 2012 2013 2014 Ammonia Urea UAN Weekly Spot Prices (U.S. Southern Plains) Ammonia Urea UAN 1/1/08 – 2/24/14 $547 $428 $313 2/21/11 – 2/24/14 (3 yr.) $607 $458 $340 2/25/13 – 2/24/14 (1 yr.) $542 $379 $310 Average Prices Market Dynamics Support Positive Long-Term Pricing Environment Price per Ton Source: Green Markets.

USDA Estimates Ended 2013/14 with Corn Stocks-to-Use of 11.1% -- 30% Lower Than Initial Projection in February 2013 -- Solid Industry Fundamentals Corn Inventory Impacts Planting Levels 10 NYSE:UAN 0 30 60 90 120 150 180 0 20 40 60 80 100 Planted Yield Yield Trend Line Millions of Acres Bushels per Acre U.S. Corn Planted & Yields Source: USDA. U.S. Corn Stocks & Use Millions of Bushels (unless otherwise noted) 2012/13 2013/14 2014/15 Feb '13 Feb '14 93.5 MM ac 90 MM ac & USDA(1) USDA(2) USDA(1) USDA(3) & 160 bu/ac 165.6 bu/ac Planted (MM acres) 97.2 96.0 95.4 93.5 93.5 90.0 Harvested % 89.9% 92.0% 91.9% 92.1% 92.1% 92.1% Yield (bu/ac) 123.4 163.5 158.8 165.6 160.0 165.6 Beginning Stocks 989 647 821 1,887 1,471 1,471 Production 10,781 14,435 13,925 14,258 13,776 13,724 Imports 162 25 25 25 25 25 Total Available 11,932 15,107 14,771 16,170 15,272 15,220 Total Use 11,111 13,040 13,300 13,565 13,565 13,565 Ending Stocks 821 2,067 1,471 2,605 1,707 1,655 Stocks to Use % 7.4% 15.9% 11.1% 19.2% 12.6% 12.2% (1) WASDE (February 2014). (2) Long- Term Projections to 2022 (included initial estimate for 2013/14). (3) Long- Term Projections to 2023 (included initial estimate for 2014/15). Notes: • Historical 20-year average for year-ending stocks-to-use is 13.3%. • Highest yield over last 25 years was 164.7 bushels/acre in 2009. In that year, 86.4 million acres were planted, which is 8% less than the USDA’s current estimate of 93.5 million for 2014/15 planted acres. • CVR Partners believes that planted acres above ~85 million are typically less productive (i.e., lower yield per acre).

Strategically Located Assets • Located in Corn Belt • 53% of corn planted in 2013 was within $45/UAN ton freight rate of plant • ~$15/UAN ton transportation advantage to Corn Belt vs. U.S. Gulf Coast * * Impacted by major scheduled turnaround (scheduled to occur approximately every two to three years). 11 NYSE:UAN

Fully Utilized Capacity & High Run Rates (1) 1.0 ton of ammonia converts to 2.44 tons of UAN. (2) Excludes planned downtime for replacement of damaged catalyst, unplanned Linde air separation unit outages, impact of UAN expansion coming on-line, and unplanned downtime associated with weather issues. Including these impacts, on-stream efficiency was 95.6% for gasifier, 94.4% for ammonia, and 91.9% for UAN. • Capacity: 1,225 tons/day ammonia unit & 3,000 tons/day UAN unit (1) • 2013 on-stream efficiency (2) – Gasifier: 99.5% – Ammonia: 98.9% – UAN: 98.0% 12 NYSE:UAN

Feed Stock Benefits 13 NYSE:UAN • Utilize pet coke as feed stock versus natural gas • Anticipated lower production cost compared to competition when natural gas price is higher than approximately $4 per MMBtu • 70% of pet coke requirement contracted through 2027 – Abundant supply from 3rd parties available by truck and rail at attractive prices for remaining 30% • Dual train gasifier insures reliability • Capacity to sequester 100% of CO2 emissions

Experienced Management 14 NYSE:UAN

• Operational efficiency • Plant expand/enhance • Specialty products • Distribution/offsite storage • Mergers and acquisitions Multiple Growth Opportunities Current 12-36 Months 4-5 Years 15 NYSE:UAN

• $130MM project completed in 2013 Q1 … full year of operations in 2014 • Capitalize on historical price premium of UAN to ammonia (NH3) UAN Plant Expansion UAN Price Premium to Ammonia* * Indicates price premium only (i.e., before incremental processing costs, etc.) based on weekly spot prices per Green Markets. NYSE:UAN • Ability to upgrade 100% of NH3 to UAN (1) – Expanded UAN capacity by ~50% to ~1MM tons/year – Previously upgraded ~70% of NH3 to UAN – No longer selling substantial amount of NH3 – Add’l conversion cost of ~$15 per UAN ton • 2013 spot prices(2) indicate premium of $84 per add’l UAN ton from converting remaining ~30% of NH3 to UAN (3) (1) 1.0 ton of ammonia converts to 2.44 tons of UAN. (2) Reflects average of Green Markets’ weekly spot prices in 2013 for Southern Plains Ammonia ($581/ton) and Mid-Corn Belt UAN ($337/ton). (3) $84 per add’l UAN ton is net after incremental conversion costs of $15 per add’l UAN ton and plant-specific conversion efficiency. 16 Note: UAN Mid Corn Belt to Ammonia Southern Plains (with plant conversion factor of 2.44). 0 5 10 15 20 25 30 Ce nt s P er Pound o f N itr og en

History of Financial Success (1) Plant gate (netback) price per ton represents net sales less freight costs and hydrogen revenue (from hydrogen sales to CVR Refining' refinery) divided by product sales volume in tons in the reporting period. Netback price per ton is shown in order to provide a pricing measure that is comparable across the fertilizer industry. EBITDA 67.6 38.7 155.3 136.6 150.6 $- $50 $100 $150 $200 2009 2010 2011 2012 2013 Millions Net Sales 208.4 180.5 302.9 302.3 323.7 $- $100 $200 $300 $400 $500 $600 $700 $- $100 $200 $300 $400 2009 2010 2011 2012 2013 Millions Plant Gate Price(1) ($/ton) Ammonia UAN Capital Expenditures 13.4 10.1 19.1 43.8 $- $25 $50 $75 $100 2009 2010 2011 2012 2013 Maintenance Growth / Expansion Millions 17 NYSE:UAN See page 23 for a reconciliation of net income to EBITDA. See page 23 for a reconciliation of net income to Adjusted EBITDA less maintenance capital. 82.2 68.2 43.7 156.4 140.5 149.3 $- $50 $100 $150 $200 2009 2010 2011 2012 2013 Adj. EBITDA – Maintenance Capital Millions

Strong Financial Profile ($US millions, unless otherwise noted) Capitalization As of 12/31/13 Cash & Equivalents $85.1 Credit Facility due April 2016: Term Loan $125.0 $25 million Revolver Total Debt $125.0 Partners' Equity 439.9 Total Capitalization (Book) $564.9 2013 EBITDA* $150.6 2013 Interest Expense & Other Financing Costs $6.3 Key Credit Statistics Total Debt / LTM EBITDA 0.8x 2013 EBITDA / Interest Expense 23.9x Total Debt / Capitalization (Book) 22.1% Liquidity As of 12/31/13 Cash & Equivalents $85.1 $25 million Revolver 25.0 Less: Drawn Amount Less: Letters of Credit Total Liquidity $110.1 Financial Flexibility to Support Growth Initiatives As of 12/31/13 18 NYSE:UAN -- -- -- * See page 23 for a reconciliation of net income to EBITDA.

A Bright Outlook • Solid industry fundamentals • High-quality & strategically-located assets • Premium product focus • Attractive growth opportunities • Experienced management team • Pay out 100% of available cash each quarter • No IDRs or management fees for General Partner 19 NYSE:UAN

MAXIMIZING YIELDS APPENDIX

Plant Process Flow Chart 21 NYSE:UAN

Non-GAAP Financial Measures To supplement the actual results in accordance with U.S. generally accepted accounting principles (GAAP), for the applicable periods, the Company also uses certain non-GAAP financial measures as discussed below, which are adjusted for GAAP-based results. The use of non-GAAP adjustments are not in accordance with or an alternative for GAAP. The adjustments are provided to enhance the overall understanding of the Company’s financial performance for the applicable periods and are also indicators that management utilizes for planning and forecasting future periods. The non-GAAP measures utilized by the Company are not necessarily comparable to similarly titled measures of other companies. The Company believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures (i) together provide a more comprehensive view of the Company’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial and operational planning decisions, and (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Company and its results of operations. 22 NYSE:UAN

Non-GAAP Reconciliation See below for reconciliation of net income to EBITDA, EBITDA to Adjusted EBITDA, & Adjusted EBITDA less maintenance capital Adjusted EBITDA: Defined as EBITDA further adjusted for the impact of share-based compensation, non-cash and, where applicable, major scheduled turnaround expense and loss on disposition of assets. We present Adjusted EBITDA because it is a key measure used in material covenants in our credit facility and because it is the starting point for our available cash for distribution. EBITDA and Adjusted EBITDA are not recognized terms under GAAP and should not be substituted for net income or cash flows from operations. Management believes that EBITDA and Adjusted EBITDA enable investors and analysts to better understand our ability to make distributions to our common unitholders and our compliance with the covenants contained in our credit facility. EBITDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently. 23 NYSE:UAN EBITDA: Defined as net income before (i) net interest (income) expense; (ii) income tax expense; and (iii) depreciation and amortization expense, which are items management believes affect the comparability of operating results. (in $US millions) For the Fiscal Years 2009 2010 2011 2012 2013 Net income 57.9$ 33.3$ 132.4$ 112.2$ 118.6$ Interest expense & other financing costs - - 4.0 3.8 6.3 Interest (income) (9.0) (13.1) - (0.2) - Depreciation and amortization 18.7 18.5 18.9 20.7 25.6 Income tax expense - - - 0.1 0.1 EBITDA 67.6$ 38.7$ 155.3$ 136.6$ 150.6$ Loss on disposition of assets - 1.4 - - - Tur ro d - 3.5 - 4.8 - Share-based compensation 3.2 9.0 7.3 6.8 2.2 Adjusted EBITDA 70.8$ 52.6$ 162.6$ 148.2$ 152.8$ Adjusted EBITDA 70.8$ 52.6$ 162.6$ 148.2$ 152.8$ Maintenance capital 2.6 8.9 6.2 7.7 3.5 Adjusted EBITDA less maintenance capital 68.2$ 43.7$ 156.4$ 140.5$ 149.3$

CVR PARTNERS LP

NYSE:UAN

Activities & Transactions

	January-March	April-June	July-September	October-December
Season	Dealer/Distributor Fill Orders & Wheat Topdress	Spring Planting	Dealer/Distributor Fill Orders	Dealer/Distributor Fill Orders & Fall Planting
Crop	No Planting	Corn Planting	Wheat Planting (Southern Territories)	Wheat Planting
Nirtrogen Need	Fill Orders & Topdress	Topdress & Sidedress	Fill Orders	Fill Orders & Topdress
Pricing & Shipments	* Prompt Pricing & Prompt Shipments * Forward Pricing for Prepay Orders for Q2 Delivery * Delivery of Prior Year Prepay Orders	* Prompt Pricing & Prompt Shipments * Delivery of Prior Year & Q1 Prepay Orders	* Prompt Pricing & Prompt Shipments * Forward Pricing for Fill Orders for Q4 Delivery	* Prompt Pricing & Prompt Shipments * Forward Pricing for Prepay Orders for Q1 & Q2 Next Yr. Delivery * Delivery of Q3 Fill Orders

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